Filed Pursuant to Rule 497(e)

Registration No. 333-214796

GRANITESHARES ETF TRUST

GRANITESHARES FUNDS	NYSE ARCA, INC. TICKER SYMBOL
GRANITESHARES Bloomberg Commodity Broad STraTegy No K-1 ETF	COMB
GRANITESHARES s&P GSCI Commodity Broad STraTegy No K-1 ETF	COMG

SUPPLEMENT DATED March 13, 2019 (“SUPPLEMENT”)

TO THE PROSPECTUS DATED OCTOBER 26, 2018

This Supplement provides additional information regarding three sectors in which each of the above-referenced Funds may concentrate its holdings. Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

Changes to Prospectus

Each section of the Prospectus captioned “Principal Risks of Investing in the Funds” is supplemented with the following risk factors:

Principal Risks of Investing in the Funds

Energy Sector Investment Risk

The performance of the Fund in part is linked to the daily performance of the spot price of certain energy-related commodities, including WTI crude oil, Brent Crude Oil, gas oil, heating oil, low sulfur gas oil, RBOB gasoline, ULS diesel and natural gas. The market values of such commodities are strongly affected by the supply of, and demand for, those commodities, as well as, among other factors, capital expenditures on exploration and production, energy conservation efforts, government regulation and subsidization, world event, technological advances and general economic conditions. Therefore, energy commodities are subject to swift price fluctuations, and investments in such commodities can be cyclical and/or highly volatile. Additionally, significant declines in the price of oil may contribute to significant market volatility, which may materially adversely affect the Fund’s performance.

Metals Sector Investment Risk

The performance of the Fund in part is linked to the daily performance of the spot price of certain industrial and precious metals, including aluminum, copper, lead, nickel, zinc, gold and silver. Investments in metals may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply and demand of each metal, environmental or labor costs, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, changes in international monetary policies or economic and political conditions can affect the supply of metals, and consequently the value of metal investments. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions. Consequently, the price of a metal held by the Fund could decline, which would adversely affect the Fund’s performance.

Agricultural Sector Investment Risk

The performance of the Fund in part is linked to the daily performance of the spot price of certain agricultural commodities, including soybeans, corn, soybean meal, soybean oil, wheat, HRW wheat, coffee, sugar, cocoa and cotton. Investments in the agriculture sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each commodity, legislative or regulatory developments relating to food safety, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, increased competition caused by economic recession, labor difficulties and changing consumer tastes and spending can affect the demand for agricultural products, and consequently the value of investments in that sector. As a result, the price of an agricultural commodity could decline, which would adversely affect an investment in the Fund if it held that commodity.

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Investors Should Retain This Supplement for Future Reference